North Carolina Financial Community November 9-10, 2005 Exhibit 99.01

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as "may," "intend," "expect," or "continue" or comparable terminology and are made based upon management's expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, financial results, capital requirements and other matters for fiscal 2005 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. Among the factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, such things as weather and economic conditions, demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, the impact of the Company's risk management efforts, conversion activity and other marketing efforts, the actual energy usage patterns of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the outcome of the Stagecoach and other litigation, the disallowance of recovery of environmental remediation expenditures, other regulatory changes and changes in and levels of interest rates. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

NJR at a Glance Ticker Symbol (NYSE): NJR Price Range (52 Weeks) $40.54 - $49.34 Common Shares Outstanding: 27.6 million Market Capitalization: $1.3 billion Annual Dividend Rate: $1.44 Dividend Yield: 3.4 percent Total Assets: $2.2 billion September 30, 2005 September 30, 2005

We know what we are ... A regulated, natural gas distribution company A provider of wholesale energy services .... More importantly, we know what we're not A telecom company, an electric company, an international investor Delivering consistent results is what we're all about Our Business Philosophy NJR has increased EPS for the last 14 years with a CAGR of 7.7 percent over the past 10 years

Key NJNG Drivers Safe and reliable service Customer growth Strong financial profile Regulatory partnerships Efficient operations

Our Service Area Growing customer base Primarily residential and small commercial Consistent growth forecast NYC Phila. Atlantic City Excellent service area demographics

Total Customers 1999 397 2000 410 2001 423 2002 434 2003 444 2004 455 2005 462 Nearly 3 percent annual customer growth over the past 10 years New Conversions 6890 3545

Preliminary 30899 Final 19736 Conceptual 3724 Pending 479 Pending Preliminary Final Conceptual Non Heat 9751 On Main 39880 Off main 81334 New Customers = 54,838 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 130,965 Future Market Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Healthy "inventory" for continued customer growth

Natural Gas Oil Propane Electric East 1.28 1.99 2.44 2.97 October 2005 Fuel Price Comparison Comparison based on October 2005 prices based on 100,000 comparable btu's 100,000 comparable btu's 100,000 comparable btu's

NJNG Capital Expenditures Customer Growth 21.9 System Integrity 35.1 Technology & Other 3.6 Cost of Removal 5.6 MGP, net 16.7 New Customer 24.7 System Integrity 26.6 Technology & Other 2.3 Cost of Removal 6.7 MGP, net 7.8 2006 Plan: $82.9 million NJNG reinvests over half its earnings back into the system annually September 30, 2005 Actual: $68.1 million

NJNG Capital Structure LT Debt 292204 Total Equity 448286 ST Debt 3253 Credit ratings: S&P: A+ Moody's: Aa3 Only natural gas utility to be upgraded by Moody's in 2003 One of only two utilities upgraded by S&P in 2003 Strong financial profile

Regulatory Philosophy Foster productive relationships with regulators Benefit all stakeholders Support the state's energy policies Be proactively involved in current regulatory initiatives Use incentives to benefit both customers and shareowners Manage our business without relying on base rate cases

Incentive Programs 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 19 28 31 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 5 6 6 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 $29 $24 $34 Customer bills reduced by about $266 million or 4 percent annually since program inception $37

Improved Productivity New Customer Cost O&M as a Percentage of Gross Margin Improving productivity while maintaining high customer satisfaction

ATG/NUI SJG FE CIV PEG NJR 4 1.89 1.82 1.55 1.31 0.8 BPU Inquiries per 1,000 Customers NJNG achieved its 13th consecutive year of having the best customer satisfaction rate of any major utility in New Jersey Customer Satisfaction September 30, 2005

Key Wholesale Energy Services Drivers People working with physical assets Customer relationships Leveraging volatility Access to capital Managing risk

People and Physical Assets We market physical assets Financial tools enhance profitability Our people have a proven track record Direct management of storage contracts Direct management of transportation contracts Our assets are linked with our strategy New assets bring synergies

NJRES Asset Base

NJRES Operating Statistics 2001 2002 2003 2004 2005 Gross Margin 8.8 17.1 26.1 32.2 39.3 Net Income 4.1 6.4 11.4 13.6 16.6 Wholesale energy services are expected to contribute about 20 percent of total earnings

Access to Capital Strong financial profile is required by counterparties Working capital needs of this business are significant Committed credit lines total $275 million

Working Capital Volatility 9/1/2000 12/1/2000 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 6/1/2005 9/1/2005 -43.6 23 -99.1 -56.7 -20.5 17.8 55.3 75.2 48.5 67.8 -37.8 -25 -18.1 72.6 -34 18 123 110 65.8 127.7 174.1 B O R R O W E D I N V E S T E D Working capital volatility requires a strong financial profile

Managing Risk Strictly natural gas operation - no electric exposure Not a speculative trader Manage assets for primarily hedged positions Disciplined risk management guidelines Limited open positions = low VAR ($3.0 million) Strict internal controls and credit procedures Daily compliance monitoring by financial department IT Systems in place to manage physical assets

Counterparty Credit Ratings Publicly-Rated Investment Grade Internally-Rated Investment Grade Non-Investment Grade * East 84 13 3 * Credit exposure to non-investment grade companies is mitigated through the use of prepayments or Letters of Credit. 95 percent of net sales with investment grade companies September 30, 2005

NJR Home Services Appliance service contracts, sales and installations Profitable operations Excellent customer satisfaction Limited capital requirements 2003 2004 2005 East 135 139 146

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1.13 1.24 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 2.6 2.7 Earnings Per Basic Share NJR estimates $2.75 to $2.85 per basic share in fiscal 2006 * Net of certain items *

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 2000 2001 2002 2003 2004 2005 2006 1.15 1.17 1.2 1.24 1.3 1.36 1.44 * Effective January 3, 2006 * Dividends per Share Payout Ratio Dividend Rate and Payout Ratio 2000 2001 2002 2003 2004 2005 0.64 0.59 0.57 0.51 0.5 0.49 1-year dividend growth rate of 5.9 percent

Allowed ROE of 11.5 percent Incentive programs provide 1 to 1.5 percent of incremental return Balance primarily from unregulated wholesale energy services 1998 1999 2000 2001 2002 2003 2004 2005 0.142 0.145 0.148 0.153 0.153 0.159 0.156 0.153 Return on Equity

Growing natural gas distribution business Disciplined wholesale energy services strategy Strong regulatory relations Excellent financial profile Consistent financial performance NJR Peer Group S&P 500 5 Years 0.14 0.102 -0.0017 NJR: Reliable Performance September 30, 2005

Food for Thought "Standard and Poor's screened the broad-market S&P 1500 universe, looking for companies with at least a 10-year history of long-term earnings growth, continual dividend payments and low volatility. Just one name popped up: New Jersey Resources Corp., the parent of the utility New Jersey Natural Gas, among other subsidiaries." The Wall Street Journal February 3, 2005

Appendix A: Gross Margin Gross margin is a non-GAAP measure. NJNG's gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. Management believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since natural gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. NJRES' gross margin is defined as natural gas revenues and management fees less natural gas costs. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

Appendix B: Our Management Team Laurence M. Downes Chairman & Chief Executive Officer New Jersey Resources Mr. Downes is Chairman of the Board and Chief Executive Officer of New Jersey Resources (NJR) and its principal subsidiary, New Jersey Natural Gas (NJNG). He joined NJR in March 1985 and was appointed Senior Vice President and Chief Financial Officer in January 1990. In March 1995, Mr. Downes was elected President and Chief Executive Officer of NJNG and a member of NJR's Board of Directors. In July 1995, he was named President and CEO of NJR. In September 1996, he was elected Chairman of NJR's Board of Directors. He serves as Director and 2005 Chairman of the American Gas Association, Chairman of Safe Child Consortium, a private-public partnership for the prevention of child abuse and neglect in New Jersey, and as a Trustee of the American Gas Foundation. He is also the 2005 Chairman of the Natural Gas Council. He is Chairman of the Finance Council of the Diocese of Trenton and a member of the Board of Trustees of Iona College. Mr. Downes received a bachelor's degree in business administration in June 1979 and a master's degree in business administration in June 1981 from Iona College. ..

Appendix B: Our Management Team Kathleen T. Ellis Senior Vice President - Corporate Affairs New Jersey Resources Ms. Ellis is responsible for communications, government relations, regulatory and environmental affairs. Before joining NJR in December 2004, Ms. Ellis was Director of Communications for Governor James E. McGreevey. She also has served as Director of Communications for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. Ms. Ellis received a bachelor's degree in economics from the State University of New York at Binghamton. She serves as a member of the New Jersey State Board of Social Work Examiners and is on the Board of Directors for Friends of the Belmar Harbor. She is a past member of the Board of Directors for the Women's Crisis Services of Hunterdon County and the Community Health Law Project. Oleta J. Harden Senior Vice President, General Counsel and Secretary New Jersey Resources Serving as General Counsel, Mrs. Harden handles all legal matters for New Jersey Resources (NJR). She joined NJR in 1984. In addition to her legal duties, she is responsible for insurance, rights of way and claims. Mrs. Harden also serves as Corporate Secretary for NJR's Board of Directors. She is a graduate of the UCLA School of Law and earned both her bachelor's and master's degrees from the University of Alabama in Birmingham. She is a member of the American Bar Association, the New Jersey Bar Association, the American Society of Corporate Secretaries, the Board of Trustees for Monmouth University and the Board of New Jersey Manufacturers Insurance Company.

Appendix B: Our Management Team Glenn C. Lockwood Senior Vice President & Chief Financial Officer New Jersey Resources President NJR Home Services Mr. Lockwood joined New Jersey Resources (NJR) in 1988 and is responsible for NJR's overall financial management. Areas that report to him include: financial, tax, treasury, corporate development, investor relations, shareholder services and technology. He also serves as Chief Financial Officer of NJR Capital, the subsidiary responsible for real estate holdings and energy-related investments. Before being promoted to CFO, he held the positions of Vice President, Controller and Chief Accounting Officer at NJR. Mr. Lockwood worked for Deloitte & Touche, LLP, before joining NJR. He received his bachelor's degree in accounting from St. Peters College in 1983. He is a Certified Public Accountant and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Thomas J. Massaro Vice President - Corporate Strategy NJR Service Mr. Massaro joined New Jersey Natural Gas (NJNG) in 1989 as a Management Engineer and has held several positions in marketing, operations and customer service. Prior to assuming his current position in 2004, he had been Director of Operations at NJRHS, since it was transferred from NJNG in 2000. A member of Quality New Jersey, Mr. Massaro attended Drexel University, receiving a bachelor's degree in mechanical engineering in June 1989.

Appendix B: Our Management Team George C. Smith Jr. Vice President - Internal Audit NJR Service Mr. Smith joined New Jersey Resources in 1984 as an Associate Auditor, and in his most recent role as Director - Internal Audit, has systematically redefined the internal audit function at NJR. He is certified as an internal auditor and fraud examiner. Mr. Smith has a bachelor's degree in accounting from Monmouth University, and is a member of the Association of Certified Fraud Examiners and the Institute of Internal Auditors. Timothy C. Hearne Jr. Senior Vice President and Treasurer NJR Service Mr. Hearne joined New Jersey Natural Gas in 1985 and heads the financial services business unit of NJR Service. His areas of responsibility include: finance, accounting, supply chain management and the companywide quality management initiative. He holds a bachelor's degree from The College of New Jersey and a master's degree from Rutgers Graduate School of Management. Mr. Hearne is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the Financial Executive Institute. He currently serves on the boards of the New Jersey Utility Association and Brookdale Community College Foundation.

Appendix B: Our Management Team Kathleen F. Kerr Vice President - Marketing and Customer Services New Jersey Natural Gas Mrs. Kerr is responsible for marketing and customer services at New Jersey Natural Gas (NJNG). Prior to joining NJNG in 2005, Mrs. Kerr was Director - Customer Services for Newark, N.J.-based Public Service Electric and Gas (PSE&G), one of the largest combined electric and gas companies in the United States. During her 19 years at PSE&G, she held various positions in customer services and other areas of the utility. Mrs. Kerr attended the Harvard Business School Program for Management Development and holds a bachelor's degree in business administration from Villanova University. Mark R. Sperduto Vice President - Regulatory Affairs New Jersey Natural Gas Mr. Sperduto joined New Jersey Natural Gas (NJNG) in March 2005 and is responsible for regulatory affairs and supports initiatives on key issues such as price stability, customer choice and improved service. Prior to joining NJNG, Mr. Sperduto was Director - Corporate Issues for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. He holds a bachelor's degree in business administration from Seton Hall University and an MBA from Rutgers University.

Appendix B: Our Management Team Joseph P. Shields Senior Vice President - Energy Services New Jersey Natural Gas NJR Energy Services As head of the energy services business unit, Mr. Shields is responsible for natural gas supply acquisitions, negotiating transportation agreements and monitoring natural gas control activities as well as regulated wholesale marketing activity for New Jersey Natural Gas (NJNG). Mr. Shields holds a bachelor's degree in business administration from Stockton State College. Before joining NJNG in 1983, he worked at the New Jersey Board of Public Utilities as a rate analyst. Stephen D. Westhoven Vice President NJR Energy Services Mr. Westhoven joined New Jersey Natural Gas in 1990, working in the engineering and gas supply departments, before his promotion to Director - Energy Trading of NJR Energy Services (NJRES). He is currently responsible for the procurement and maximization of NJRES' capacity and gas sales. His contributions have played a key role in the growth of NJRES. Mr. Westhoven earned a bachelor's degree in mechanical engineering from Catholic University.

Appendix B: Our Management Team Deborah G. Zilai Vice President - Corporate Services NJR Service After a 20-year career with IBM, Mrs. Zilai joined New Jersey Resources (NJR) in 1996. Her current responsibilities include implementation of NJR's Commitment to Stakeholders and the management of all business-related technology. Her education and training include earning a bachelor's degree in mathematics from Cedar Crest College and completing over 2,000 hours of business and technical training from IBM. She serves on the Technology Advisory Council and the Leadership Council for the American Gas Association, and is on the Computer Science Advisory Board at Brookdale Community College. Mrs. Zilai is also on the Board of Directors of Family & Children Services, serving on the Policy and Program Committee.